EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this form 10-K.

                                                             Arthur Andersen LLP

Baltimore, Maryland,
    February 19, 1998